Exhibit 3.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2017

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PARSLEY ENERGY, INC. (Exact Name of Registrant as Specified in its Charter)
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Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000 Austin, Texas 78701
(Address of Principal Executive Offices) (Zip Code)
737-704-2300
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging grown company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Exhibit 3.1

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of Parsley Energy, Inc. (the “Company”) held on June 2, 2017, in Austin, Texas, the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Bylaws, dated October 28, 2016 (the “A&R Bylaws”), to replace the plurality voting standard in uncontested director elections with a majority voting standard. The plurality voting standard will continue to apply in contested director elections. The amendment (the “Amendment”) to the A&R Bylaws became effective on June 2, 2017.

The foregoing description of the Amendment to the A&R Bylaws is qualified in its entirety by reference to the full text of the Amendment to the A&R Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held the 2017 Annual Meeting on June 2, 2017 for the following purposes: (1) to elect to the Company’s Board of Directors two Class III directors, each of whom will hold office until the 2020 Annual Meeting of Stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal; (2) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (3) to approve, on a non-binding advisory basis, the Company’s named executive officer compensation for the fiscal year ended December 31, 2016; and (4) as described in Item 5.03 above, to adopt an amendment to the Company’s A&R Bylaws to implement a majority voting standard in uncontested director elections. Each of these items is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2017.

At the close of business on April 6, 2017, the record date for the 2017 Annual Meeting, 246,486,859 shares of the Company’s Class A common stock and 28,008,573 shares of the Company’s Class B common stock were outstanding and entitled to vote at the 2017 Annual Meeting.

Proposal 1 - Election of Directors

Each of the two nominees for Class III director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Withheld
Bryan Sheffield	222,836,963	4,145,408
A.R. Alameddine	209,587,804	17,394,567

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining
235,714,313	174,556	1,351,999

Exhibit 3.1

Proposal 3 - Approval of Named Executive Officer Compensation

The Company’s named executive officer compensation for the fiscal year ended December 31, 2016 was approved, on a non-binding advisory basis, by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
220,343,186	5,252,657	1,386,528	10,258,497

Proposal 4 - Bylaws Amendment for Majority Voting Standard in Uncontested Director Elections

The adoption of an amendment to the Company’s A&R Bylaws to implement a majority voting standard in uncontested director elections was approved by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
225,522,715	76,109	1,383,547	10,258,497

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT	DESCRIPTION
3.1	Amendment to Amended and Restated Bylaws of Parsley Energy, Inc., dated as of June 2, 2017.

Exhibit 3.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President-General Counsel
Dated: June 2, 2017

Exhibit 3.1

EXHIBIT INDEX

EXHIBIT
3.1	Amendment to Amended and Restated Bylaws of Parsley Energy, Inc., dated as of June 2, 2017.